UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2015

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

Two Prudential Plaza, Suite 4100
Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 819-7200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

See Item 5.02 below.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stan Burhans has agreed to become Vice President and Corporate Controller of Hill-Rom Holdings, Inc. (“Hill-Rom”).  Mr. Burhans, 49, will join Hill-Rom on October 26, 2015 as Vice President and will assume the position of Vice President & Corporate Controller on or about November 20, 2015.  He will replace Richard Keller, Vice President and Corporate Controller as the Company’s principal accounting officer when he assumes the role of Corporate Controller.  Mr. Keller will become Hill-Rom’s Vice President, Internal Audit when Mr. Burhans assumes the Controller role.

Mr. Burhans previously served in a variety of finance and accounting positions with Mead Johnson Nutrition, including Treasurer and Corporate Controller.

Mr. Burhans’ initial annual salary will be $320,000, and he will be eligible to participate in Hill-Rom’s Short Term and Long Term Incentive Compensation Plans, at a level equal to 40% and 60%, respectively, of his annual salary, and will receive a sign-on bonus of 8,000 restricted stock units.  His annual Long Term Compensation participation will be on the same terms as Hill-Rom’s other officers.  If Mr. Burhans’ employment is terminated without cause, Hill-Rom will be required to pay severance equal to six months of base salary.

Mr. Burhans will also be party to Hill-Rom’s standard indemnity agreement (which obligates Hill-Rom to indemnify Mr. Burhans to the full extent permitted by the laws of the State of Indiana), Hill-Rom’s limited recapture agreement (which provides for the recapture of performance-based compensation and trading profits in the event of misconduct by Mr. Burhans that leads to a material restatement of Hill-Rom’s financial statements), and Hill-Rom’s standard form of change in control agreement (which provides for the payment of benefits, in connection with termination upon a change of control); provided, however, that Mr. Burhans’ change in control agreement will provide for only one year of salary and benefits, rather than two years as with the other executive officers.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are filed herewith:

1

Exhibit No.	Exhibit

10.1	Letter Agreement between Hill-Rom Holdings, Inc. and Stan Burhans.

10.2
Form of Limited Recapture Agreement between Hill-Rom Holdings, Inc. and certain executive officers (Incorporated herein by reference to Exhibit 10.34 filed with the Company’s Form 10-K for the year ended September 30, 2013).

10.3
Form of Indemnity Agreement between Hill-Rom Holdings, Inc. and certain executive officers (Incorporated herein by reference to Exhibit 10.9 filed with the Company’s Form 10-K for the year ended September 30, 2003).

10.4
Form of Change in Control Agreement between Hill-Rom Holdings and certain executive officers (Incorporated herein by reference to Exhibit 10.58 filed with the Company’s Form 10-K dated November 17, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: October 8, 2015	BY:	/s/	Steven J. Strobel
Steven J. Strobel
Senior Vice President and Chief Financial Officer